UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 4, 2004

                           CHINA GRANITE CORPORATION
                           -------------------------
             (Exact name of registrant as specified in its charter)

               Nevada               0-30516              88-0448920
    (State or other jurisdiction  (Commission          (IRS Employer
         of incorporation)        File Number)     Identification Number)


                         2642 Collins Avenue, Suite 305,
                              Miami Beach, FL 33140
                           --------------------------
                    (Address of principal executive offices)

                                 (305) 534-1684
                                 ---------------
              (Registrant's telephone number, including area code)

                                       n/a
                           --------------------------
          (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                Explanatory Note

This Report on Form 8-K/A amends and supplements the report on Form 8-K filed by the Registrant on October 14, 2004 in connection with the changes in registrant's certifying accountant. This Report on Form 8-K/A is being amended and supplemented to clarify and add certain information.


ITEM 4.01 Changes in Registrant's Certifying Accountant

(a) On October 4, 2004, China Granite Corporation's independent public accountants resigned.

     Effective on October 4, 2004, Moores Rowland Mazars ("Moores") resigned as the principal accountant engaged to audit the financial statements of the Company. Moores reviewed the Company's financial statements for the fiscal quarter ended June 30, 2004. During this period, and the subsequent interim period prior to their resignation, there were no disagreements with Moores on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Moores would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any "reportable events" as such term is defined in Item 304(a)(1)(iv) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-B").

     Moores was engaged by the Company from July 15, 2004 until October 4, 2004. In addition, Moores was also the auditor of the financial statements of Laizhou which are the historical financial statements of the Company, since the Company's February 5, 2004 reorganization with Laizhou. Neither Moores or Braverman, the Company's previous independent public accountant, audit reports for the Company's fiscal year ended December 31, 2003 contained any adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles. Further during our most recent fiscal year and any subsequent interim period before Moores resigned, we did not have any disagreements with Moores on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure.

     The Company has requested Moores to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Company. A copy of such letter, dated December 1, 2005, is filed with this Form 8-K.

     Effective on October 12, 2004, the Company engaged Rotenberg and Co. whose address is 1870 Winton Road South, Rochester, New York, 14618, to audit the Company's financial statements. During the Company's most recent fiscal year, and the subsequent period prior to such appointment, the Company has not consulted the newly engaged accountant regarding the application of accounting principals to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, nor on any matter that was either the subject of a disagreement or a reportable event.

     The Board of Directors of the Company approved the change in accountants described herein.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits

     The following exhibits are furnished in accordance with Item 601 of Regulation S-B:

Exhibit No.      Description
------------     ---------------------------------------------------------------
16.1             Letter from former accountant, dated December 1, 2005
------------     ---------------------------------------------------------------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: February 8, 2006                    CHINA GRANITE CORPORATION,
                                             a Nevada corporation


                                             By: /s/ Dong Chen
                                             ----------------------
                                             Title: President & CEO
                                             ----------------------